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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 12, 2002

                             FMC TECHNOLOGIES, INC.

             (Exact name of registrant as specified in its charter)



           Delaware                     1-16489               36-4412642
           --------                     -------               ----------
(State or other jurisdiction of     (Commission File       (I.R.S. Employer
        incorporation)                  Number)           Identification No.)

                              200 E. Randolph Drive
                             Chicago, Illinois 60601

                             -----------------------

                    (Address of principal executive offices)

                                 (312) 861-6000

                                 --------------

              (Registrant's telephone number, including area code)

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ITEM 9. REGULATION FD DISCLOSURE

   1. On November 12, 2002, FMC Technologies, Inc.'s Chairman, President and Chief Executive Officer, Joseph H. Netherland and Senior Vice President, Chief Financial Officer and Treasurer, William H. Schumann, III, submitted to the Securities and Exchange Commission
        Certifications Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits. The following exhibits are furnished as part of this report:

        ------------------------------------------------------------------------
        Exhibit 99.1 Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
        ------------------------------------------------------------------------
        Exhibit 99.2 Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
        ------------------------------------------------------------------------

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2002


                                  FMC TECHNOLOGIES, INC.

                                   By: /s/ Jeffrey W. Carr
                                      -----------------------------------
                                      Jeffrey W. Carr
                                      Vice President, General Counsel and
                                      Secretary